Exhibit 10.4

Acceptance Notice/ Pay Proceeds Authorization
Banc of America Leasing & Capital, LLC

Master Loan and Security Agreement Number: 17608-70000

Equipment Security Note Number: 17608-70004 (the “Transaction”)

To: Banc of America Leasing & Capital, LLC

The undersigned hereby certifies that all property described in the above-referenced Transaction by and between Banc of America Leasing & Capital, LLC, and the undersigned has been furnished, that delivery and installation has been fully completed as required, and that the such property has been irrevocably accepted and is satisfactory in all respects to the undersigned for purposes of the Transaction.

We hereby authorize you to disburse the proceeds of this Transaction as follows:

Disburse To:	Amount:

Destination XL Group, Inc.	$2,455,806.59

Less Upfront Fee	($104,086.63)

TOTAL Disbursement	$2,351,719.96

Destination XL Group, Inc.
(Debtor)

By:	/s/ Dennis R. Hernreich
Dennis R. Hernreich

Title:	EVP, COO, CFO, Treasurer, Secretary

Date:	9/30/13

Pay Proceeds Authorization 4.1.06	Page 1 of 1

Banc of America Leasing & Capital, LLC	Equipment Security Note Number 17608-70004

This Equipment Security Note No. 17608-70004, dated as of September 30, 2013 (this “Equipment Note”), is entered into pursuant to and incorporates by this reference all of the terms and provisions of that certain Master Loan and Security Agreement No. 17608-70000 dated as of July 20, 2007 (the “Master Agreement”), by and between Banc of America Leasing & Capital, LLC (“Lender”) and Destination XL Group, Inc. (“Borrower”). All capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Master Agreement. If any provision of this Equipment Note conflicts with any provision of the Master Agreement, the provisions contained in this Equipment Note shall prevail. Borrower hereby authorizes Lender to insert the serial numbers and other identification data of the Equipment, dates, and other omitted factual matters or descriptions in this Equipment Note.

The occurrence of an “Event of Default,” as defined in the Master Agreement, shall entitle Lender to accelerate the maturity of this Equipment Note and to declare the Prepayment Amount to be immediately due and payable, and to proceed at once to exercise each and every one of the remedies provided in the Master Agreement or otherwise available at law or in equity. All of Borrower’s Obligations under this Equipment Note are absolute and unconditional, and shall not be subject to any offset or deduction whatsoever. Borrower waives any right to assert, by way of counterclaim or affirmative defense in any action to enforce Borrower’s Obligations hereunder, any claim whatsoever against Lender.

1. Equipment Financed; Equipment Location; Grant of Security Interest. Subject to the terms and provisions of the Master Agreement and as provided herein, Lender is providing financing in the principal amount described in Section 2 below to Borrower in connection with the acquisition or financing of the following described Equipment:

Quantity	Description	Serial Number	Cost

See Exhibit A attached hereto

Location of Equipment. The Equipment will be located or (in the case of over-the-road vehicles) based at the following locations:

Location	Address	City	County	State	ZIP

See Exhibit B attached hereto

Borrower has agreed and does hereby grant a security interest in and to the Equipment and the Collateral related thereto, whether now owned or hereafter acquired and wherever located, in order to secure the payment and performance of all Obligations owing to Lender, including but not limited to this Equipment Note, all as more particularly provided in the Master Agreement. Lender’s agreement to provide the financing contemplated herein shall be subject to the satisfaction of all conditions established by Lender and Lender’s prior receipt of all required documentation in form and substance satisfactory to Lender in its sole discretion.

2. Payments. For value received, Borrower promises to pay to the order of Lender, the principal amount of $2,455,806.59, together with interest thereon as provided herein. This Equipment Note shall be payable by Borrower to Lender in 48 consecutive monthly, installments of principal and interest (the “Payments”) commencing on October 30, 2013 (the “Initial Payment”) and continuing thereafter through and including September 30, 2017 (the “Maturity Date”) (collectively, the “Equipment Note Term”). Each Payment shall be in the amount provided below, and due and payable on the same day of the month as the Initial Payment set forth above in each succeeding payment period (each, a “Payment Date”) during Equipment Note Term. All interest hereunder shall be calculated on the basis of a year of 360 days comprised of 12 months of 30 days each. The final Payment due and payable on the Maturity Date shall in any event be equal to the entire outstanding and unpaid principal amount of this Equipment Note, together with all accrued and unpaid interest, charges and other amounts owing hereunder and under the Master Agreement.

(a) Interest Rate.

Interest shall accrue on the entire principal amount of this Equipment Note outstanding from time to time at a fixed rate of 3.1067 percent per annum or, if less, the highest rate of interest permitted by applicable law (the “Interest Rate”), from the Advance Date set forth below until the principal amount of this Equipment Note is paid in full, and shall be due and payable on each Payment Date.

Equipment Security Note 4.1.06	Page 1 of 2

(b) Payment Amount.

The principal and interest amount of each Payment shall be $54,473.51.

3. Prepayment The outstanding principal balance of this Equipment Note may be prepaid in whole or part at any time, together with interest and late charges accrued through the date of the prepayment, provided that such prepayment shall be accompanied by a prepayment charge calculated as follows: one percent (1%) of the amount of the prepaid if such prepayment occurs during the period from the date of this Equipment Note to the first anniversary hereof; one-half percent (0.5%) of the amount prepaid if such prepayment occurs during the period commencing on the first day after the first anniversary hereof and continuing through the second anniversary hereof; and no prepayment charge if such prepayment occurs thereafter. Partial prepayments shall be applied against principal installments in their inverse order of maturity. A prepayment charge will not be due if this Equipment Note is refinanced with the Lender.

4. Borrower Acknowledgements. Upon delivery and acceptance of the Equipment, Borrower shall execute this Equipment Note evidencing the amounts financed by Lender in respect of such Equipment and the Payments of principal and interest hereunder. By its execution and delivery of this Equipment Note, Borrower:

(a)	reaffirms of all of Borrower’s representations, warranties and covenants as set forth in the Master Agreement and represents and warrants that no Default or Event of Default under the Master Agreement exists as of the date hereof;

(b)	represents, warrants and agrees that: (i) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of Borrower; (ii) each item of Equipment has been unconditionally accepted by Borrower for all purposes under the Master Agreement and this Equipment Note; and (iii) there has been no material adverse change in the operations, business, properties or condition, financial or otherwise, of Borrower since August 3, 2013;

(c)	authorizes and directs Lender to advance the principal amount of this Equipment Note to reimburse Borrower or pay Vendors all or a portion of the purchase price of Equipment in accordance with Vendors’ invoices therefor, receipt and approval of which are hereby reaffirmed by Borrower; and

(d)	agrees that Borrower is absolutely and unconditionally obligated to pay Lender all Payments at the times and in the manner set forth herein.

BANC OF AMERICA LEASING & CAPITAL, LLC		Borrower: DESTINATION XL GROUP, INC.

By:	/s/ Patricia Smith-Disu	By:	/s/ Dennis R. Hernreich

Printed Name:	Patricia Smith-Disu	Printed Name:	Dennis R. Hernreich

Title:	Vice President	Title:	EVP, COO, CFO, Treasurer, Secretary

Equipment Security Note 4.1.06	Page 2 of 2

EXHIBIT A TO EQUIPMENT SECURITY NOTE NO. 17608-70004

Company	Division	Type	Asset Type	Invoice	Description	Insrv Date

Equipment Location: 2777 Paper Mill Rd. Suite C-3a, Wyomissing, PA 19610
10	9802	ANCHOR	FF-S	A27481-0	Fixtures-Track	9/21/2012
10	9802	ANCHOR	LHI-S	A77244	Fixtures-Safe	11/20/2012
10	9802	ANCHOR	SIGNS	25154	Signs	12/1/2012
10	9802	ANCHOR	EQUIP-S	407087	Music System	2/3/2013
10	9802	ANCHOR	LHI-S	18494473	Video Security System	2/3/2013

Equipment Location: 7 Glenwood Rd, Suite E Clinton, CT 06413
10	9644	OUTLET	FF-S	035464	Fixtures-Display	7/2/2013
10	9644	OUTLET	FF-S	139830	Fixtures-Shelving	7/2/2013
10	9644	OUTLET	FF-S	020565-0	Fixtures-Track	7/2/2013
10	9644	OUTLET	LHI-S	A83437	Fixtures-Safe	7/2/2013
10	9644	OUTLET	SIGNS	26013	Signs	7/2/2013
10	9644	OUTLET	FF-S	I12072533	Fixtures-Furniture	7/2/2013
10	9644	OUTLET	FF-S	I12141295	Fixtures- Furniture	7/2/2013
10	9644	OUTLET	FF-S	300799	Fixtures-Hangers	7/2/2013
10	9644	OUTLET	FF-S	100456 RI	Fixtures-Ladders	7/3/2013
10	9644	OUTLET	FF-S	117716	Fixtures-Display	7/10/2013

Equipment Location: Various
10	9998	Store Distribution	FF-S	52790	Visual	12/30/2012
10	9998	Store Distribution	FF-S	3601935	Visual	12/30/2012
10	9998	Store Distribution	FF-S	3605860	Visual	12/30/2012
10	9998	Store Distribution	FF-S	3608720	Visual	12/30/2012
10	9998	Store Distribution	FF-S	3608440	Visual	12/30/2012
10	9998	Store Distribution	FF-S	42836	Visual	12/30/2012
10	9998	Store Distribution	FF-S	424	Visual	12/30/2012
10	9998	Store Distribution	FF-S	3598810	Visual	12/30/2012
10	9998	Store Distribution	FF-S	20300827	Visual	12/30/2012
10	9998	Store Distribution	FF-S	20300827A	Visual	12/30/2012
10	9998	Store Distribution	FF-S	54346	Visual	12/30/2012
10	9998	Store Distribution	FF-S	54233	Visual	12/30/2012
10	9998	Store Distribution	FF-S	54203	Visual	12/30/2012
10	9998	Store Distribution	FF-S	100700823	Visual	12/30/2012
10	9998	Store Distribution	FF-S	20307173	Visual	12/30/2012
10	9998	Store Distribution	FF-S	20307173	Visual	12/30/2012
10	9998	Store Distribution	FF-S	M21141	Visual	12/30/2012
10	9998	Store Distribution	FF-S	M21142	Visual	12/30/2012
10	9998	Store Distribution	FF-S	3673804	Visual	12/30/2012
10	9998	Store Distribution	FF-S	01212013	Visual	12/30/2012
10	9998	Store Distribution	FF-S	01212013A	Visual	12/30/2012
10	9998	Store Distribution	FF-S	56400	Visual	12/30/2012
10	9998	Store Distribution	FF-S	56330	Visual	12/30/2012
10	9998	Store Distribution	FF-S	468	Visual	12/30/2012
10	9998	Store Distribution	FF-S	56343	Visual	12/30/2012
10	9998	Store Distribution	FF-S	57113	Visual	8/31/2013
10	9998	Store Distribution	FF-S	468	Visual	8/31/2013
10	9998	Store Distribution	FF-S	56460	Visual	8/31/2013
10	9998	Store Distribution	FF-S	3140656	Visual	8/31/2013
10	9998	Store Distribution	FF-S	57902	Visual	8/31/2013
10	9998	Store Distribution	FF-S	57909	Visual	8/31/2013
10	9998	Store Distribution	FF-S	57873	Visual	8/31/2013
10	9998	Store Distribution	FF-S	57907	Visual	8/31/2013
10	9998	Store Distribution	FF-S	239	Visual	8/31/2013
10	9998	Store Distribution	FF-S	3145386	Visual	8/31/2013
10	9998	Store Distribution	FF-S	4255631 S3	Visual	8/31/2013

Equipment Location: Various
10	9999	Store Distribution	HW-S	70621158	POS Registers	5/5/2013
10	9999	Store Distribution	HW-S	70621159	POS Registers	5/5/2013
10	9999	Store Distribution	HW-S	144741	POS Registers	5/5/2013
10	9999	Store Distribution	HW-S	S7948626	POS Registers	5/5/2013
10	9999	Store Distribution	HW-S	145398	POS Registers	5/5/2013
10	9999	Store Distribution	HW-S	145879	POS Registers	5/5/2013
10	9999	Store Distribution	HW-S	20130557	POS Registers	5/5/2013
10	9999	Store Distribution	HW-S	146604	POS Registers	5/5/2013
10	9999	Store Distribution	HW-S	146996	POS Registers	5/5/2013
10	9999	Store Distribution	HW-S	147095	POS Registers	5/5/2013
10	9999	Store Distribution	HW-S	70665855	POS Registers	5/5/2013
10	9999	Store Distribution	HW-S	148727	POS Registers	5/5/2013
10	9999	Store Distribution	HW-S	148341	POS Registers	5/5/2013

Equipment Location: 5401 N. May Avenue Suite 700, Oklahoma City, OK 73122
10	99155	DXL	FF-S	37669	Fixtures-Display	6/26/2012
10	99155	DXL	FF-S	94548	Fixtures-Mannequins	6/26/2012
10	99155	DXL	FF-S	010891	Fixtures-Chairs	6/26/2012
10	99155	DXL	FF-S	010891BAL	Fixtures-Chairs	6/26/2012
10	99155	DXL	FF-S	37461	Fixtures-Display	6/26/2012
10	99155	DXL	FF-S	37668	Fixtures-Display	6/26/2012
10	99155	DXL	FF-S	37854	Fixtures-Display	6/26/2012
10	99155	DXL	FF-S	37668W	Fixtures-Display	6/26/2012
10	99155	DXL	FF-S	0466988-IN	Tailor Shop Equip	6/26/2012
10	99155	DXL	FF-S	0466989-IN	Tailor Shop Equip	6/26/2012
10	99155	DXL	FF-S	0467369-IN	Tailor Shop Equip	6/26/2012
10	99155	DXL	FF-S	2833	Fixtures-Pool Table	6/26/2012
10	99155	DXL	FF-S	4M-18804	Fixtures-Display	6/26/2012
10	99155	DXL	FF-S	DI592882	Fixtures-Shoe Fixtures	6/26/2012
10	99155	DXL	FF-S	20535	Fixtures-Shelving	6/26/2012
10	99155	DXL	FF-S	84400	Fixtures-Display	6/26/2012
10	99155	DXL	FF-S	111196	Fixtures-Display	6/26/2012
10	99155	DXL	FF-S	112147	Fixtures-Display	6/26/2012

Company	Division	Type	Asset Type	Invoice	Description	Insrv Date

10	99155	DXL	FF-S	112302	Fixtures-Display	6/26/2012
10	99155	DXL	FF-S	112440	Fixtures-Display	6/26/2012
10	99155	DXL	FF-S	8290638	Fixtures-Furniture	6/26/2012
10	99155	DXL	FF-S	029029	Fixtures-Display	6/26/2012
10	99155	DXL	FF-S	029519	Fixtures-Display	6/26/2012
10	99155	DXL	FF-S	38107	Fixtures-Display	6/28/2012
10	99155	DXL	FF-S	11793	Fixtures-Lighting	6/29/2012
10	99155	DXL	FF-S	11794	Fixtures-Lighting	6/29/2012
10	99155	DXL	FF-S	11795	Fixtures-Lighting	6/29/2012
10	99155	DXL	FF-S	112690	Fixtures-Display	6/29/2012
10	99155	DXL	SIGNS	957728	Signs	6/30/2012
10	99155	DXL	LHI-S	A73682	Fixtures-Safe	7/9/2012
10	99155	DXL	SIGNS	24629	Signs	7/12/2012
10	99155	DXL	FF-S	030107	Fixtures-Display	7/17/2012
10	99155	DXL	EQUIP-S	897222	Cabling/Phones	7/20/2012
10	99155	DXL	LHI-S	17770655	Video Security System	7/23/2012
10	99155	DXL	LHI-S	17770658	Video Security System	7/23/2012
10	99155	DXL	EQUIP-S	382294	Music System	7/27/2012
10	99155	DXL	SIGNS	24737	Signs	8/16/2012
10	99155	DXL	FF-S	051521	Fixtures	8/21/2012
10	99155	DXL	FF-S	030820	Fixtures-Display	8/31/2012
10	99155	DXL	FF-S	40056	Fixtures-Display	10/12/2012
10	99155	DXL	FF-S	0474246-IN	Tailor Shop Equip	11/2/2012
10	99155	DXL	FF-S	032297	Fixtures-Display	11/21/2012
10	99155	DXL	FF-S	41332	Fixtures-Display	1/10/2013
10	99155	DXL	FF-S	7625	Fixtures-Lighting	3/19/2013
10	99155	DXL	FF-S	034286	Fixtures-Display	3/31/2013
10	99155	DXL	FF-S	035130	Fixtures-Display	5/31/2013
10	99155	DXL	FF-S	31364	Fixtures	5/31/2013

Equipment Location:1298 Worcester Street, Natick, MA 01760
10	99412	DXL	FF-S	84751	Fixtures-Display	6/26/2012
10	99412	DXL	FF-S	20537	Fixtures-Shelving	6/26/2012
10	99412	DXL	FF-S	11684	Fixtures-Lighting	6/26/2012
10	99412	DXL	SIGNS	952426	Signs	6/26/2012
10	99412	DXL	FF-S	011015	Fixtures-Chairs	6/26/2012
10	99412	DXL	FF-S	37463	Fixtures-Display	6/26/2012
10	99412	DXL	FF-S	37667	Fixtures-Display	6/26/2012
10	99412	DXL	FF-S	37853	Fixtures-Display	6/26/2012
10	99412	DXL	FF-S	37667W	Fixtures-Display	6/26/2012
10	99412	DXL	FF-S	0467694-IN	Tailor Shop Equip	6/26/2012
10	99412	DXL	FF-S	2835	Fixtures-Pool Table	6/26/2012
10	99412	DXL	FF-S	4M-19141	Fixtures-Display	6/26/2012
10	99412	DXL	FF-S	DI593334	Fixtures-Shoe Fixtures	6/26/2012
10	99412	DXL	FF-S	20536	Fixtures-Shelving	6/26/2012
10	99412	DXL	FF-S	111712	Fixtures-Display	6/26/2012
10	99412	DXL	FF-S	112264	Fixtures-Display	6/26/2012
10	99412	DXL	FF-S	112303	Fixtures-Display	6/26/2012
10	99412	DXL	FF-S	112441	Fixtures-Display	6/26/2012
10	99412	DXL	FF-S	112534	Fixtures-Display	6/26/2012
10	99412	DXL	FF-S	8290708	Fixtures-Furniture	6/26/2012
10	99412	DXL	FF-S	029441	Fixtures-Display	6/26/2012
10	99412	DXL	FF-S	11798	Fixtures-Lighting	6/29/2012
10	99412	DXL	FF-S	11799	Fixtures-Lighting	6/29/2012
10	99412	DXL	FF-S	11800	Fixtures-Lighting	6/29/2012
10	99412	DXL	LHI-S	17688641	Video Security System	6/30/2012
10	99412	DXL	LHI-S	17688642	Video Security System	6/30/2012
10	99412	DXL	FF-S	029852	Fixtures-Display	6/30/2012
10	99412	DXL	FF-S	030108	Fixtures-Display	7/17/2012
10	99412	DXL	EQUIP-S	897221	Cabling/Phones	7/20/2012
10	99412	DXL	FF-S	37860	Fixtures-Display	7/23/2012
10	99412	DXL	EQUIP-S	384313	Music System	7/27/2012
10	99412	DXL	FF-S	030202	Fixtures-Display	7/30/2012
10	99412	DXL	EQUIP-S	899313	Cabling/Phones	7/31/2012
10	99412	DXL	FF-S	0469759-IN	Tailor Shop Equip	7/31/2012
10	99412	DXL	FF-S	8377519	Fixtures-Shoe Fixtures	8/6/2012
10	99412	DXL	FF-S	86470	Fixtures-Display	8/13/2012
10	99412	DXL	FF-S	0470517-IN	Tailor Shop Equip	8/17/2012
10	99412	DXL	FF-S	0470520-IN	Tailor Shop Equip	8/17/2012
10	99412	DXL	FF-S	051539	Fixtures	8/22/2012
10	99412	DXL	FF-S	8293022	Fixtures-Furniture	8/24/2012
10	99412	DXL	FF-S	030794	Fixtures-Display	8/31/2012
10	99412	DXL	FF-S	39867	Fixtures-Display	10/3/2012
10	99412	DXL	FF-S	0472999-IN	Tailor Shop Equip	10/10/2012
10	99412	DXL	LHI-S	18522751	Video Security System	11/12/2012
10	99412	DXL	FF-S	032290	Fixtures-Display	11/21/2012
10	99412	DXL	SIGNS	25377	Signs	1/16/2013
10	99412	DXL	FF-S	035111	Fixtures-Display	5/31/2013
10	99412	DXL	FF-S	31331	Fixtures	5/31/2013
10	99412	DXL	EQUIP-S	948605	Cabling/Phones	6/18/2013

Equipment Location: 11711 Princeton Pike, Suite 961, Cincinnati, OH 45246
10	99375	DXL	FF-S	37672	Fixtures-Display	7/18/2012
10	99375	DXL	FF-S	8291657	Fixtures-Furniture	7/18/2012
10	99375	DXL	FF-S	030109	Fixtures-Display	7/18/2012
10	99375	DXL	FF-S	030110	Fixtures-Display	7/18/2012
10	99375	DXL	FF-S	11792	Fixtures-Lighting	7/18/2012
10	99375	DXL	FF-S	98595 RI	Fixtures-Ladders	7/18/2012
10	99375	DXL	FF-S	95610	Fixtures-Mannequins	7/18/2012
10	99375	DXL	FF-S	011160	Fixtures-Chairs	7/18/2012
10	99375	DXL	FF-S	37670	Fixtures-Display	7/18/2012
10	99375	DXL	FF-S	37673	Fixtures-Display	7/18/2012
10	99375	DXL	FF-S	0468284-IN	Tailor Shop Equip	7/18/2012
10	99375	DXL	FF-S	0468285-IN	Tailor Shop Equip	7/18/2012
10	99375	DXL	FF-S	2839	Fixtures-Pool Table	7/18/2012

Company	Division	Type	Asset Type	Invoice	Description	Insrv Date

10	99375	DXL	FF-S	4M-19489	Fixtures-Display	7/18/2012
10	99375	DXL	FF-S	Dl594913	Fixtures-Shoe Fixtures	7/18/2012
10	99375	DXL	FF-S	20538	Fixtures-Shelving	7/18/2012
10	99375	DXL	FF-S	85425	Fixtures-Display	7/18/2012
10	99375	DXL	FF-S	111848	Fixtures-Display	7/18/2012
10	99375	DXL	FF-S	112442	Fixtures-Display	7/18/2012
10	99375	DXL	FF-S	112444	Fixtures-Display	7/18/2012
10	99375	DXL	FF-S	112531	Fixtures-Display	7/18/2012
10	99375	DXL	FF-S	112709	Fixtures-Display	7/18/2012
10	99375	DXL	FF-S	112781	Fixtures-Display	7/18/2012
10	99375	DXL	FF-S	029520	Fixtures-Display	7/18/2012
10	99375	DXL	SIGNS	957729	Signs	7/18/2012
10	99375	DXL	EQUIP-S	897223	Cabling/Phones	7/20/2012
10	99375	DXL	LHI	800568	Extinguishers	7/25/2012
10	99375	DXL	FF-S	959230	Fixtures-Hangers	8/2/2012
10	99375	DXL	SIGNS	24706	Signs	8/7/2012
10	99375	DXL	SIGNS	24714	Signs	8/8/2012
10	99375	DXL	FF-S	0470054-IN	Tailor Shop Equip	8/9/2012
10	99375	DXL	FF-S	030387	Fixtures-Display	8/10/2012
10	99375	DXL	EQUIP-S	391649	Music System	8/14/2012
10	99375	DXL	FF-S	051540	Fixtures	8/22/2012
10	99375	DXL	LHI-S	18049246	Video Security System	8/27/2012
10	99375	DXL	LHI-S	18049248	Video Security System	8/27/2012
10	99375	DXL	LHI-S	A75177	Fixtures-Safe	9/23/2012
10	99375	DXL	FF-S	968200	Fixtures-Hangers	10/12/2012
10	99375	DXL	LHI-S	18552936	Video Security System	11/19/2012
10	99375	DXL	FF-S	032309	Fixtures-Display	11/21/2012
10	99375	DXL	FF-S	053786	Fixtures	2/22/2013
10	99375	DXL	FF-S	034283	Fixtures-Display	3/31/2013
10	99375	DXL	FF-S	035110	Fixtures-Display	5/31/2013
10	99375	DXL	FF-S	31326	Fixtures	5/31/2013

Equipment Location: Various
10	99997	Store Distribution	FF-S	293817	Fixtures-Hangers	12/30/2012
10	99997	Store Distribution	FF-S	294451	Fixtures-Hangers	12/30/2012
10	99997	Store Distribution	FF-S	294815	Fixtures-Hangers	12/30/2012
10	99997	Store Distribution	FF-S	295155	Fixtures-Hangers	12/30/2012
10	99997	Store Distribution	FF-S	284624	Fixtures-Hangers	12/30/2012
10	99997	Store Distribution	FF-S	292277	Fixtures-Hangers	12/30/2012
10	99997	Store Distribution	FF-S	293240	Fixtures-Hangers	12/30/2012

As more fully described in the electronic disk provided to Lender by Borrower.

Destination XL Group, Inc.

By:	/s/ Dennis R. Hernreich
Dennis R. Hernreich
Title:	EVP, COO, CFO, Treasurer, Secretary

EXHIBIT B EQUIPMENT SECURITY NOTE NO. 17608-70004

STORE	LOCATION	CENTER NAME	ADDRESS1	CITY	ST	ZIP CODE
10	9802	ANCHOR	2777 PAPER MILL RD, SUITE C-3a	WYOMISSING	PA	19610
10	9644	OUTLET	Glenwood Village 7 Glenwood Rd, Suite E	CLINTON	CT	06413
10	9998	Store Distribution	Various
10	9999	Store Distribution	Various
10	99155	DXL	MAY CROSSING 5401 N. MAY AVENUE SUITE 700	OKLAHOMA CITY	OK	73112
10	99412	DXL	Sherwood Plaza 1298 Worcester Street	Natick	MA	01760
10	99375	DXL	TRI-COUNTY TOWNE CENTER 11711 PRINCETON PIKE, SUITE 961	CINCINNATI	OH	45246
10	99997	Store Distribution	Various

Destination XL Group, Inc.

By:	/s/ Dennis R. Hernreich
Dennis R. Hernreich

Title:	EVP, COO, CFO, Treasurer, Secretary